DTCC DATA REPOSITORY (U.S.) LLC (DDR) - USER GUIDE

This Form constitutes Annex I of the User Agreement and Annex I of the Third Party Submitter Authorization Supplement (where applicable)
It is used to onboard accounts to DDR

Which tabs do I fill out?
DDR Account Input Mandatory: For all accounts being onboarded
DDR MQ Input Conditional: Please populate this tab if you are connecting to DDR via an MQ Channel. If you are using the web GUI, please leave blank
DDR Third Party Submitter  Conditional: Please populate this tab if a Third Party is submitting to DDR on your behalf. If not, please leave blank.
DDR Canada - Local Counterpart Conditional: Please populate this tab if you are onboarding for Canada
DDR Electronic Signature Mandatory: For all accounts being onboarded

Please note:  If you are an Asset Manager, do not fill out this form. Please request the separate Asset Manager form instead.

Below are examples of how the information should be input and why it is required. Please populate your information in the DDR Account Input, DDR MQ Input, and DDR Third Party Submitter tabs as applicable.

EXAMPLE DDR ACCOUNT INPUT

Total Number of Accounts 1 THIS IS THE TOTAL NUMBER OF ACCOUNTS BEING ONBOARDED. IT IS AUTOMATICALLY POPULATED FROM THE INPUT.

REPORTING JURISDICTION PRODUCTION AND TEST SET UP ENTITY INFORMATION      OPERATIONS CONTACT - Required to escalate any issues and to provide general communications   BILLING CONTACT INFORMATION - Required to send invoices         ASSET CLASS INFORMATION - THIS IS REPEATED FOR RATES, CREDIT, EQUITY, FX AND COMMODITY
"
REPORTING JURISDICTION

Mandatory

Please select reporting jurisdiction from the drop down list" "
ACCESS TO ENVIRONMENTS

Mandatory

Please select whether production, test or both environments are required from the drop down list.
Please note that a maximum of FIVE accounts can be set up with a test environment" "
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded" "
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name" "
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name." "
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions" "
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu" "
EXISTING DTCC ID

Optional

Please enter if the account has an existing 8 character DTCC ID (e.g. 0000105X) " "
OPERATIONS CONTACT NAME

Mandatory

Please enter first and last name" "
OPERATIONS EMAIL ADDRESS

Mandatory

Please enter email address
" "
OPERATIONS TELEPHONE NUMBER

Mandatory

Please input with country dialling code" "
BILLING FAMILY NAME

Mandatory

If more than one account is being onboarded, please enter the ""Legal Entity Name"" of ONE account. If only one account is being onboarded, this will default.

 " "
BILLING CONTACT NAME

Mandatory

Please enter first and last name" "
BILLING EMAIL ADDRESS

Mandatory

Please enter email address" "
BILLING MAILING ADDRESS

Mandatory

Please enter mailing address" "
BILLING CITY

Mandatory

Please enter city" "
BILLING STATE OR COUNTY

Mandatory if applicable

Please enter state or county" "
BILLING PROVINCE

Mandatory if applicable

Please enter Province" "
BILLING ZIP OR POSTAL CODE

Mandatory

Please enter ZIP or Postal Code" "
BILLING COUNTRY OR ORIGIN

Mandatory

Please select from drop down menu" "
ROLE

Mandatory

Please select the role from the drop down list" "
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded"
USA (CFTC) Production 123454678901234000000 Corp123 Branch A XXXXUS33 UNITED STATES OF AMERICA 0000547P John Smith john.smith@Corp123 12128554000 Corp123 John Jones billing@corp123.com 55 Water Street New York NY  10041 UNITED STATES OF AMERICA DF Swaps Dealer
THIS ALLOWS DDR TO SET UP THE SUBMISSION AND REPORTING PERMISSIONS AT THE APPROPRIATE JURISDICTION LEVEL "THIS ALLOWS DDR TO SET UP PRODUCTION AND TEST ACCOUNTS AS REQUIRED.
THE MAXIMUM NUMBER OF TEST ACCOUNTS THAT CAN BE SET UP IS FIVE." "THE LEI IS A REGULATOR-DRIVEN SDR REQUIREMENT.
IF YOU DO NOT HAVE AN LEI, YOU CAN SIGN UP FOR ONE AT THE GLOBAL MARKETS ENTITY IDENTIFIER (GMEI) WEBSITE: https://www.gmeiutility.org/" THIS ENSURES THE LEI MATCHES THE FULL ENTITY NAME AND WILL ELIMINATE ANY INPUT/TYPO ERRORS THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE THERE IS A UNIQUE COMBINATION OF LEI AND ACCOUNT IN THE REPOSITORY THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE   SUBMISSIONS ARE CONFIGURED CORRECTLY THIS IS NEEDED BY DDR FOR OFAC SCREENING CHECKS THIS IS USED TO LINK A TRADE INFORMATION WAREHOUSE (TIW) ACCOUNT WITH DDR THIS IS USED TO ESCALATE ANY ISSUES AND TO PROVIDE GENERAL COMMUNICATIONS THIS IS USED TO ESCALATE ANY ISSUES AND TO PROVIDE GENERAL COMMUNICATIONS
THIS IS USED TO ESCALATE ANY ISSUES AND TO PROVIDE GENERAL COMMUNICATIONS THIS IS NEEDED TO IDENTIFY THE GROUP OF ACCOUNTS FOR BILLING PURPOSES. IF ONLY ONE ACCOUNT IS BEING ONBOARDED, THIS FIELD WILL DEFAULT THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO CONFIGURE THE CORRECT REPORTING PERMISSIONS THIS IS REQUIRED TO CONFIGURE THE CORRECT SUBMISSION AND REPORTING PERMISSIONS

EXAMPLE DDR ACCOUNT INPUT - MQ INPUT (only if connecting to DDR via an MQ channel)

The Channel and Local Queue names input here will apply to ALL accounts being onboarded.
Please input for each asset class that requires an MQ Channel
The ACK/NACK messaging will apply to ALL message types: RT, PET, CONFIRM, SNAPSHOT, VALUATION, DOCUMENT, VERIFICATION and EVENT NOTIFICATION.

 PRODUCTION  TEST
ASSET CLASS "MQ CHANNEL

Mandatory if using MQ

Please input the MQ Channel where ACKS/NACKS will be received. This is outbound from DDR to the client" "CUSTOMER LOCAL QUEUE NAME

Mandatory if using MQ

Please input the Customer Local Queue Name where ACKS/NACKS will be received. This is outbound from DDR to the client" "MQ CHANNEL

Mandatory if using MQ

Please input the MQ Channel where ACKS/NACKS will be received. This is outbound from DDR to the client" "CUSTOMER LOCAL QUEUE NAME

Mandatory if using MQ

Please input the Customer Local Queue Name where ACKS/NACKS will be received. This is outbound from DDR to the client"
 THIS IS NEEDED BY DDR TO CONFIGURE AND CONNECT THE OUTBOUND MESSAGES BEING SENT TO THE CLIENT THIS IS NEEDED BY DDR TO CONFIGURE AND CONNECT THE OUTBOUND MESSAGES BEING SENT TO THE CLIENT THIS IS NEEDED BY DDR TO CONFIGURE AND CONNECT THE OUTBOUND MESSAGES BEING SENT TO THE CLIENT THIS IS NEEDED BY DDR TO CONFIGURE AND CONNECT THE OUTBOUND MESSAGES BEING SENT TO THE CLIENT
RATES 01abc100 RatesMessages.From.DDR.To.Corp123 01xyz100 RatesMessages.From.DDR.To.Corp123
CREDIT 11def111 CreditMessages.From.DDR.To.Corp123 11uvw111 CreditMessages.From.DDR.To.Corp123
EQUITY
FX
COMMODITY

EXAMPLE DDR THIRD PARTY SUBMITTER AUTHORIZATION INPUT (ONLY IF USING A THIRD PARTY TO SUBMIT ON YOUR BEHALF)

Total Number of Accounts 1 THIS IS THE TOTAL NUMBER OF ACCOUNTS BEING ONBOARDED. IT IS AUTOMATICALLY POPULATED FROM THE INPUT.

ENTITY INFORMATION    THIRD PARTY SUBMITTER INFORMATION
"
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each account " "
LEGAL ENTITY NAME

Mandatory

Please enter the Legal Entity Name for each account " "
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name." "
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions" "
RATES - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Rates
" "
CREDIT - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Credit" "
EQUITY - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Equity" "
FX - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for FX" "
COMMODITY  - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Commodity"
9876543210987650000 Corp123 Branch A XXXXUS33 Submitter123 Submitter456
THIS IS NEEDED TO SHOW WHICH ACCOUNT IS AUTHORIZED FOR A THIRD PARTY SUBMITTER THIS IS NEEDED TO SHOW WHICH ACCOUNT IS AUTHORIZED FOR A THIRD PARTY SUBMITTER THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE THERE IS A UNIQUE COMBINATION OF LEI AND ACCOUNT IN THE REPOSITORY THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE   SUBMISSIONS ARE CONFIGURED CORRECTLY THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT

EXAMPLE DDR - CANADA ONLY - ADVICE OF LOCAL COUNTERPARTY STATUS

Please fill in this information if onboarding for Canada. Local counterparty status is defined as per the Canadian Regulations.
Please see Ontario Securities Commission, Autorite des Marches Financiers and Manitoba Securities Commission Rule 91-507, Trade Repositories and Derivatives Data Reporting, for additional information.
Please note that the ENTITY INFORMATION will be pre-populated if you have selected that you will be onboarding accounts for Canada or for USA and Canada in the REPORTING JURISDICTION column.

ENTITY INFORMATION      CANADA
"
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded" "
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name" "
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name." "
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions" "
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu" "
EXISTING DTCC ID

Optional

Please enter if the account has an existing 8 character DTCC ID (e.g. 0000105X) " "
CANADIAN PROVINCE / TERRITORY

Mandatory

If you are onboarding the account for Canadian Regulatory Reporting, please select the province(s) / territory(ies) for which you are a LOCAL COUNTERPARTY, as defined by the Canadian Regulations.

"
321454678901234000000 Corp789 Branch A XXXXCAM3 CANADA 0000123C Quebec
"THE LEI IS A REGULATOR-DRIVEN SDR REQUIREMENT.
IF YOU DO NOT HAVE AN LEI, YOU CAN SIGN UP FOR ONE AT THE GLOBAL MARKETS ENTITY IDENTIFIER (GMEI) WEBSITE: https://www.gmeiutility.org/" THIS ENSURES THE LEI MATCHES THE FULL ENTITY NAME AND WILL ELIMINATE ANY INPUT/TYPO ERRORS THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE THERE IS A UNIQUE COMBINATION OF LEI AND ACCOUNT IN THE REPOSITORY THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE   SUBMISSIONS ARE CONFIGURED CORRECTLY THIS IS NEEDED BY DDR FOR OFAC SCREENING CHECKS THIS IS USED TO LINK A TRADE INFORMATION WAREHOUSE (TIW) ACCOUNT WITH DDR THIS IS A REGULATORY REQUIREMENT. PLEASE SEE ONTARIO SECURITIES COMMISSION, AUTORITE DES MARCHES FINANCIERS AND MANITOBA SECURITIES COMMISSION RULE 91-507, TRADE REPOSITORIES AND DERIVATIVES DATA REPORTING, FOR ADDITIONAL INFORMATION

THIS FORM IS FOR DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE USER AGREEMENT

DDR ACCOUNT INPUT

If you are connecting to DDR via an MQ Channel, please also complete the DDR MQ Channel Input tab
If you are using a Third Party to submit on your behalf, please also complete the DDR Third Party Submitter tab

Total Number of Accounts 0 This is automatically populated from the input.
REPORTING JURISDICTION PRODUCTION AND TEST SET UP ENTITY INFORMATION      OPERATIONS CONTACT - Required to escalate any issues and to provide general communications   BILLING CONTACT INFORMATION - Required to send invoices         ASSET CLASSES - RATES  ASSET CLASSES - CREDIT  ASSET CLASSES - EQUITY  ASSET CLASSES - FX  ASSET CLASSES - COMMODITY
"
REPORTING JURISDICTION

Mandatory

Please select reporting jurisdiction from the drop down list" "
ACCESS TO ENVIRONMENTS

Mandatory

Please select whether production, test or both environments are required from the drop down list.
Please note that a maximum of FIVE accounts can be set up with a test environment" "
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded" "
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name" "
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name." "
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions" "
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu" "
EXISTING DTCC ID

Optional

Please enter if the account has an existing 8 character DTCC ID (e.g. 0000105X) " "
OPERATIONS CONTACT NAME

Mandatory

Please enter first and last name" "
OPERATIONS EMAIL ADDRESS

Mandatory

Please enter email address
" "
OPERATIONS TELEPHONE NUMBER

Mandatory

Please input with country dialling code" "
BILLING FAMILY NAME

Mandatory

If more than one account is being onboarded, please enter the ""Legal Entity Name"" of ONE account. If only one account is being onboarded, this will default.

 " "
BILLING CONTACT NAME

Mandatory

Please enter first and last name" "
BILLING EMAIL ADDRESS

Mandatory

Please enter email address" "
BILLING MAILING ADDRESS

Mandatory

Please enter mailing address" "
BILLING CITY

Mandatory

Please enter city" "
BILLING STATE OR COUNTY

Mandatory if applicable

Please enter state or county" "
BILLING PROVINCE

Mandatory if applicable

Please enter Province" "
BILLING ZIP OR POSTAL CODE

Mandatory

Please enter ZIP or Postal Code" "
BILLING COUNTRY OR ORIGIN

Mandatory

Please select from drop down menu" "
ROLE

Mandatory

Please select the role from the drop down list" "
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded" "
ROLE

Mandatory

Please select the role from the drop down list" "
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded" "
ROLE

Mandatory

Please select the role from the drop down list" "
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded" "
ROLE

Mandatory

Please select the role from the drop down list" "
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded" "
ROLE

Mandatory

Please select the role from the drop down list" "
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded"
           0

THIS FORM IS FOR DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE USER AGREEMENT

DDR ACCOUNT INPUT - MQ CHANNEL SET UP

If you are NOT connecting to DDR via an MQ Channel, you do not need to complete this tab.
The Channel and Local Queue names input here will apply to ALL accounts being onboarded.
Please input for each asset class that requires an MQ Channel.
The ACK/NACK messaging will apply to ALL message types: RT, PET, CONFIRM, SNAPSHOT, VALUATION, DOCUMENT, VERIFICATION and EVENT NOTIFICATION.

 PRODUCTION  TEST
ASSET CLASS "MQ CHANNEL

Mandatory if using MQ

Please input the MQ Channel where ACKS/NACKS will be received. This is outbound from DDR to the client" "CUSTOMER LOCAL QUEUE NAME

Mandatory if using MQ

Please input the Customer Local Queue Name where ACKS/NACKS will be received. This is outbound from DDR to the client" "MQ CHANNEL

Mandatory if using MQ

Please input the MQ Channel where ACKS/NACKS will be received. This is outbound from DDR to the client" "CUSTOMER LOCAL QUEUE NAME

Mandatory if using MQ

Please input the Customer Local Queue Name where ACKS/NACKS will be received. This is outbound from DDR to the client"
RATES
CREDIT
EQUITY
FX
COMMODITY

THIS FORM IS FOR  DTCC DATA REPOSITORY (U.S.) LLC (DDR) - ANNEX 1 OF THE THIRD PARTY SUBMITTER AUTHORIZATION SUPPLEMENT

DDR THIRD PARTY SUBMITTER AUTHORIZATION INPUT

Only complete this tab if you are using a Third Party to submit on your behalf.

Total Number of Accounts 0 This is automatically populated from the input.

"
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each account "
"
LEGAL ENTITY NAME

Mandatory

Please enter the Legal Entity Name for each account "
"
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name."
"
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions"
"
RATES - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Rates
"
"
CREDIT - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Credit"
"
EQUITY - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Equity"
"
FX - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for FX"
"
COMMODITY - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Commodity"

THIS FORM IS FOR  DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE USER AGREEMENT

DDR - CANADA ONLY - ADVICE OF LOCAL COUNTERPARTY STATUS

Only complete this tab if you are onobarding for Canadian Regulators

The Entity Information will be prepopulated. Please fill in the CANADA column only.

ENTITY INFORMATION      CANADA
"
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded"
"
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name"
"
ACCOUNT SHORT NAME

Mandatory if Appliable

If more than one account shares the same LEI, this is Mandatory. Please enter the Account Short Name. For example, if the account is a branch, insert Branch Name."
"
ALTERNATE ID

Mandatory If Applicable

If more than one account shares the same LEI, this is Mandatory. Please enter an alternate ID (e.g. SWIFTBIC, AVOX ID) for submissions" "
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu"
"
EXISTING DTCC ID

Optional

Please enter if the account has an existing 8 character DTCC ID (e.g. 0000105X) "
"
CANADIAN PROVINCE / TERRITORY

Mandatory

If you are onboarding the account for Canadian Regulatory Reporting, please select the province(s) / territory(ies) for which you are a LOCAL COUNTERPARTY, as defined by the Canadian Regulations.

"
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Legal Notice: Populating the "Name of person submitting this form" field below creates a signature as described in Section 11 (Signatures) of the Important Legal Information section of the Company's Operating Procedures.
In addition, by executing and submitting this form, the undersigned agrees that all entities named in this Annex 1 are subject to and bound by the terms of any existing Long Term Commitment, as that term is defined on the applicable fee schedule, in effect for the billing parent named in column L as of the date such Long Term Commitment commenced.

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